Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2022
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Reporting Currency

Reporting Currency

The functional currency of the Company, as the parent corporate entity, and its operating subsidiaries in the United States, is the U.S. dollar. The functional currency of the Company’s Canadian operations is the Canadian dollar. The reporting currency of the Company is the U.S. dollar. The Company’s consolidated Canadian dollar financial position is translated to U.S. dollars by applying the foreign currency exchange rate in effect at the consolidated balance sheet date. The Company’s consolidated Canadian dollar results of operations and cash flows are translated to U.S. dollars by applying the average foreign currency exchange rate in effect during the reporting period. The resulting translation adjustments are included in other comprehensive income or loss. Gains and losses from foreign currency transactions are included in earnings for the period.

Cash Equivalents

Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less at purchase to be cash equivalents. As of December 31, 2022 and 2021, cash equivalents consisted of demand money market accounts.

Concentrations of Credit Risk

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and equivalents, restricted cash, restricted investments and accounts receivable. The Company maintains cash and equivalents with banks that at times exceed applicable insurance limits. The Company reduces its exposure to credit risk by maintaining such deposits with high quality financial institutions. The Company’s restricted cash and restricted investments are invested primarily in money market accounts, bank time deposits, U.S. government and agency securities and Canadian bankers’ acceptance notes. The Company has not experienced any losses related to its cash and equivalents, restricted cash or restricted investment accounts. The Company generally does not require collateral on its trade receivables. Credit risk on accounts receivable is minimized as a result of the large and diverse nature of the Company’s customer base. The Company maintains allowances for credit losses based on the expected collectability of accounts receivable.

Revenue Recognition

Revenue Recognition and Accounts Receivable

The Company’s operations primarily consist of providing non-hazardous waste collection, transfer, disposal and recycling services, E&P services, and intermodal services. The following table disaggregates the Company’s revenues by service line for the periods indicated:

	Years Ended December 31,
	2022	2021	2020
Commercial	$2,176,295	$1,813,426	$1,610,313
Residential	1,891,108	1,673,819	1,528,217
Industrial and construction roll off	1,183,624	954,181	833,148
Total collection	5,251,027	4,441,426	3,971,678
Landfill	1,328,942	1,233,499	1,146,732
Transfer	1,026,050	859,113	777,754
Recycling	204,876	205,076	86,389
E&P	210,562	138,707	159,438
Intermodal and other	188,471	152,194	118,396
Intercompany	(998,069)	(878,654)	(814,397)
Total	$7,211,859	$6,151,361	$5,445,990

The factors that impact the timing and amount of revenue recognized for each service line may vary based on the nature of the service performed. Generally, the Company recognizes revenue at the time it performs a service. In the event that the Company bills for services in advance of performance, it recognizes deferred revenue for the amount billed and subsequently recognizes revenue at the time the service is provided.

See Note 17 for additional information regarding revenue by reportable segment.

Revenue by Service Line

Solid Waste Collection

The Company’s solid waste collection business involves the collection of waste from residential, commercial and industrial customers for transport to transfer stations, or directly to landfills or recycling centers. Solid waste collection services include both recurring and temporary customer relationships. The services are performed under service agreements, municipal contracts or franchise agreements with governmental entities. Existing franchise agreements and most of the existing municipal contracts give the Company the exclusive right to provide specified waste services in the specified territory during the contract term. These exclusive arrangements are awarded, at least initially, on a competitive bid basis and subsequently on a bid or negotiated basis. The standard customer service agreements generally range from one to three years in duration, although some exclusive franchises are for significantly longer periods. Residential collection services are also provided on a subscription basis with individual households. The fees received for collection services are based primarily on the market, collection frequency and level of service, route density, type and volume or weight of the waste collected, type of equipment and containers furnished, the distance to the disposal or processing facility, the cost of disposal or processing, and prices charged by competitors for similar services.

In general, residential collection fees are billed monthly or quarterly in advance. Substantially all of the deferred revenue recorded as of September 30, 2022 was recognized as revenue during the three months ended December 31, 2022 when the service was performed. Commercial customers are typically billed on a monthly basis based on the nature of the services provided during the period. Revenue recognized under these agreements is variable in nature based on the number of residential homes or businesses serviced during the period, the frequency of collection and the volume of waste collected. In addition, certain contracts have annual price escalation clauses that are tied to changes in an underlying base index such as a consumer price index which are unknown at contract inception.

Solid waste collection revenue from sources other than customer contracts primarily relates to lease revenue associated with compactors. Revenue from these leasing arrangements was not material and represented an insignificant amount of total revenue for each of the reported periods.

Landfill and Transfer Station

Revenue at landfills is primarily generated by charging tipping fees on a per ton and/or per yard basis to third parties based on the volume disposed and the nature of the waste. In general, fees are variable in nature and revenue is recognized at the time the waste is disposed at the facility.

Revenue at transfer stations is primarily generated by charging tipping or disposal fees on a per ton and/or per yard basis. The fees charged to third parties are based primarily on the market, type and volume or weight of the waste accepted, the distance to the disposal facility and the cost of disposal. In general, fees are billed and revenue is recognized at the time the service is performed. Revenue recognized under these agreements is variable in nature based on the volume of waste accepted at the transfer facility.

Many of the Company’s landfill and transfer station customers have entered into one to ten year disposal contracts, most of which provide for annual indexed price increases.

Solid Waste Recycling

Solid waste recycling revenues result from the sale of recycled commodities, which are generated by offering residential, commercial, industrial and municipal customers recycling services for a variety of recyclable materials, including compost, cardboard, mixed paper, plastic containers, glass bottles and ferrous and aluminum metals. The Company owns and operates recycling operations and markets collected recyclable materials to third parties for processing before resale. In some instances, the Company utilizes a third party to market recycled materials. In certain instances, the Company issues recycling rebates to municipal or commercial customers, which can be based on the price it receives upon the sale of recycled commodities, a fixed contractual rate or other measures. The Company also receives rebates when it disposes of recycled commodities at third-party facilities. The fees received are based primarily on the market, type and volume or weight of the materials sold. In general, fees are billed and revenue is recognized at the time title is transferred. Revenue recognized under these agreements is variable in nature based on the volume of materials sold. In addition, the amount of revenue recognized is based on commodity prices at the time of sale, which are unknown at contract inception.

E&P Waste Treatment, Recovery and Disposal

E&P waste revenue is primarily generated through the treatment, recovery and disposal of non-hazardous exploration and production waste from vertical and horizontal drilling, hydraulic fracturing, production and clean-up activity, as well as other services.  Revenue recognized under these agreements is variable in nature based on the volume of waste accepted or processed during the period.

Intermodal and Other

Intermodal revenue is primarily generated through providing intermodal services for the rail haul movement of cargo and solid waste containers in the Pacific Northwest through a network of intermodal facilities. The fees received for intermodal services are based on negotiated rates and vary depending on volume commitments by the shipper and destination. In general, fees are billed and revenue is recognized upon delivery.

Other revenues consist primarily of the sale of methane gas and renewable energy credits generated from the Company’s MSW landfills.

Revenue Recognition

Service obligations of a long-term nature, such as solid waste collection service contracts, are satisfied over time, and revenue is recognized based on the value provided to the customer during the period. In many of our markets, solid waste collection service contracts exist as exclusive franchise agreements or municipal contracts. The amount billed to the customer is based on variable elements such as the number of residential homes or businesses for which collection services are provided, the volume of waste collected, transported and disposed, and the nature of the waste accepted. Such contracts are generally within the Company’s collection, recycling and other lines of business and have a weighted average remaining contract life of approximately four years, excluding certain exclusive and perpetual agreements, such as governmental certificates. The Company does not disclose the value of unsatisfied performance obligations for these contracts as its right to consideration corresponds directly to the value provided to the customer for services completed to date and all future variable consideration is allocated to wholly unsatisfied performance obligations.

Additionally, certain elements of long-term customer contracts are unknown upon entering into the contract, including the amount that will be billed in accordance with annual price escalation clauses, fuel recovery fee programs and commodity prices. The amount to be billed is often tied to changes in an underlying base index such as a consumer price index or a fuel or commodity index, and revenue is recognized once the index is established for the period.

Accounts Receivable

Accounts Receivable

Accounts receivable are recorded when billed or accrued and represent claims against third parties that will be settled in cash. The carrying value of the Company’s receivables, net of the allowance for credit losses, represents their estimated net realizable value.

The allowance for credit losses is based on management’s assessment of the collectability of assets pooled together with similar risk characteristics.  The Company monitors the collectability of its trade receivables as one overall pool due to all trade receivables having similar risk characteristics.  The Company estimates its allowance for credit losses based on historical collection trends, the age of outstanding receivables, geographical location of the customer, existing economic conditions and reasonable forecasts. If events or changes in circumstances indicate that specific receivable balances may be impaired, further consideration is given to the collectability of those balances and the allowance is adjusted accordingly. Past-due receivable balances are written off when the Company’s internal collection efforts have been unsuccessful in collecting the amount due.

The following is a rollforward of the Company’s allowance for credit losses for the periods indicated:

	Years Ended December 31,
	2022	2021
Beginning balance	$18,480	$19,380
Current period provision for expected credit losses	17,353	9,719
Write-offs charged against the allowance	(18,273)	(15,545)
Recoveries collected	5,473	4,918
Impact of changes in foreign currency	(94)	8
Ending balance	$22,939	$18,480

Contract Acquisition Costs

Contract Acquisition Costs

The incremental direct costs of obtaining a contract, which consist of sales incentives, are recognized as Other assets in the Company’s Consolidated Balance Sheet, and are amortized to Selling, general and administrative expense over the estimated life of the relevant customer relationship, which ranges from one to five years. The Company recognizes the incremental costs of obtaining a contract as an expense when incurred if the amortization period of the asset that the

Company would have recognized is one year or less. The Company had $23,818 and $18,954 of deferred sales incentives at December 31, 2022 and 2021, respectively. During the years ended December 31, 2022, 2021 and 2020, the Company recorded a total of $22,675, $23,671 and $17,138, respectively, of sales incentive amortization expense for deferred sales incentives and sales incentive expense for contracts with original terms of less than one year.

Property and Equipment

Property and Equipment

Property and equipment are stated at cost. Improvements or betterments, not considered to be maintenance and repair, which add new functionality or significantly extend the life of an asset are capitalized. Third-party expenditures related to pending development projects, such as legal and engineering expenses, are capitalized. Expenditures for maintenance and repair costs, including planned major maintenance activities, are charged to expense as incurred. The cost of assets retired or otherwise disposed of and the related accumulated depreciation are eliminated from the accounts in the year of disposal. Gains and losses resulting from disposals of property and equipment are recognized in the period in which the property and equipment is disposed. Depreciation is computed using the straight-line method over the estimated useful lives of the assets or the lease term, whichever is shorter.

The estimated useful lives are as follows:

Buildings	10 – 20 years
Leasehold and land improvements	3 – 10 years
Machinery and equipment	3 – 12 years
Rolling stock	3 – 10 years
Containers	3 – 12 years

Landfill Accounting

Landfill Accounting

The Company utilizes the life cycle method of accounting for landfill costs. This method applies the costs to be capitalized associated with acquiring, developing, closing and monitoring the landfills over the associated consumption of landfill capacity. The Company utilizes the units of consumption method to amortize landfill development costs over the estimated remaining capacity of a landfill. Under this method, the Company includes future estimated construction costs using current dollars, as well as costs incurred to date, in the amortization base. When certain criteria are met, the Company includes expansion airspace, which has not been permitted, in the calculation of the total remaining capacity of the landfill.

- Landfill development costs. Landfill development costs include the costs of acquisition, construction associated with excavation, liners, site berms, groundwater monitoring wells, gas recovery systems and leachate collection systems. The Company estimates the total costs associated with developing each landfill site to its final capacity. This includes certain projected landfill site costs that are uncertain because they are dependent on future events and thus actual costs could vary significantly from estimates. The total cost to develop a site to its final capacity includes amounts previously expended and capitalized, net of accumulated depletion, and projections of future purchase and development costs, liner construction costs, and operating construction costs. Total landfill costs include the development costs associated with expansion airspace. Expansion airspace is addressed below.

- Final capping, closure and post-closure obligations. The Company accrues for estimated final capping, closure and post-closure maintenance obligations at the landfills it owns and the landfills that it operates, but does not own, under life-of-site agreements. Accrued final capping, closure and post-closure costs represent an estimate of the current value of the future obligation associated with final capping, closure and post-closure monitoring of non-hazardous solid waste landfills currently owned or operated under life-of-site agreements by the Company. Final capping costs represent the costs related to installation of clay liners, drainage and compacted soil layers and topsoil constructed over areas of the landfill where total airspace capacity has been consumed. Closure and post-closure monitoring and maintenance costs represent the costs related to cash expenditures yet to be incurred when a landfill facility ceases to accept waste and closes. Accruals for final capping, closure and post-closure monitoring and maintenance requirements in the U.S. consider site inspection, groundwater monitoring, leachate management, methane gas control and recovery, and operating and maintenance costs to be incurred during the period after the facility closes. Certain of these environmental costs, principally capping and methane gas control costs, are also incurred during the operating life of the site in accordance with the landfill operation requirements of Subtitle D and the air emissions standards. Daily maintenance activities, which include many of these costs, are expensed as incurred during the operating life of the landfill. Daily maintenance activities include leachate disposal; surface water, groundwater, and methane gas monitoring and maintenance; other pollution control activities; mowing and fertilizing the landfill final cap; fence and road maintenance; and third-party inspection and reporting costs. Site specific final capping, closure and post-closure engineering cost estimates are prepared annually for landfills owned or landfills operated under life-of-site agreements by the Company.

The net present value of landfill final capping, closure and post-closure liabilities are calculated by estimating the total obligation in current dollars, inflating the obligation based upon the expected date of the expenditure and discounting the inflated total to its present value using a credit adjusted risk-free rate. Any changes in expectations that result in an upward revision to the estimated undiscounted cash flows are treated as a new liability and are inflated and discounted at rates reflecting market conditions. Any changes in expectations that result in a downward revision (or no revision) to the estimated undiscounted cash flows result in a liability that is inflated and discounted at rates reflecting the market conditions at the time the cash flows were originally estimated. This policy results in the Company’s final capping, closure and post-closure liabilities being recorded in “layers.”  The Company’s discount rate assumption for purposes of computing layers for final capping, closure and post-closure liabilities is based on its long-term credit adjusted risk-free rate. The Company’s discount rate assumption for purposes of computing 2022 and 2021 “layers” for final capping, closure and post-closure obligations ranged from 3.25% to 5.50% for 2022 and was 3.25% for 2021. The Company’s long-term inflation rate assumption ranged from 2.25% to 2.75% for 2022 and was 2.25% for 2021.

In accordance with the accounting guidance on asset retirement obligations, the final capping, closure and post-closure liability is recorded on the balance sheet along with an offsetting addition to site costs which is amortized to depletion expense on a units-of-consumption basis as remaining landfill airspace is consumed. The impact of changes determined to be changes in estimates, based on an annual update, is accounted for on a prospective basis. Depletion expense resulting from final capping, closure and post-closure obligations recorded as a component of landfill site costs will generally be less during the early portion of a landfill’s operating life and increase thereafter. Owned landfills and landfills operated under life-of-site agreements have estimated remaining lives, based on remaining permitted capacity, probable expansion capacity and projected annual disposal volumes, that range from approximately 1 to 329 years, with approximately 90% of the projected annual disposal volume from landfills with remaining lives of less than 70 years. The costs for final capping, closure and post-closure obligations at landfills the Company owns or operates under life-of-site agreements are generally estimated based on interpretations of current requirements and proposed or anticipated regulatory changes.

The following is a reconciliation of the Company’s final capping, closure and post-closure liability balance from December 31, 2020 to December 31, 2022:

Final capping, closure and post-closure liability at December 31, 2020	$301,896
Liability adjustments	(1,081)
Accretion expense associated with landfill obligations	14,333
Closure payments	(21,040)
Assumption of closure liabilities from acquisitions	11,380
Disposition of closure liabilities from divested operations	(3,566)
Foreign currency translation adjustment	615
Final capping, closure and post-closure liability at December 31, 2021	302,537
Liability adjustments	39,321
Accretion expense associated with landfill obligations	16,068
Closure payments	(18,834)
Assumption of closure liabilities from acquisitions	8,575
Disposition of closure liabilities from divested operations	(916)
Foreign currency translation adjustment	(2,145)
Final capping, closure and post-closure liability at December 31, 2022	$344,606

Liability adjustments of $39,321 and $1,081 for the years ended December 31, 2022 and 2021, respectively, represent non-cash changes to final capping, closure and post-closure liabilities and are recorded on the Consolidated Balance Sheets along with an offsetting addition to site costs, which is amortized to depletion expense as the remaining landfill airspace is consumed. The final capping, closure and post-closure liability is included in Other long-term liabilities in the Consolidated Balance Sheets. The Company performs its annual review of its cost and capacity estimates in the first quarter of each year.

- Disposal capacity. The Company’s internal and third-party engineers perform surveys at least annually to estimate the remaining disposal capacity at its landfills. This is done by using surveys and other methods to calculate, based on the terms of the permit, height restrictions and other factors, how much airspace is left to fill and how much waste can be disposed of at a landfill before it has reached its final capacity. The Company’s landfill depletion rates are based on the remaining disposal capacity, considering both permitted and probable expansion airspace, at the landfills it owns and landfills it operates, but does not own, under life-of-site agreements. The Company’s landfill depletion rate is based on the term of the operating agreement at its operated landfill that has capitalized expenditures. Expansion airspace consists of additional disposal capacity being pursued through means of an expansion that has not yet been permitted. Expansion airspace that meets the following criteria is included in the estimate of total landfill airspace:

1)

whether the land where the expansion is being sought is contiguous to the current disposal site, and the Company either owns the expansion property or has rights to it under an option, purchase, operating or other similar agreement;

2)	whether total development costs, final capping costs, and closure/post-closure costs have been determined;
3)	whether internal personnel have performed a financial analysis of the proposed expansion site and have determined that it has a positive financial and operational impact;
4)	whether internal personnel or external consultants are actively working to obtain the necessary approvals to obtain the landfill expansion permit; and
5)

whether the Company considers it probable that the Company will achieve the expansion (for a pursued expansion to be considered probable, there must be no significant known technical, legal, community, business, or political restrictions or similar issues existing that the Company believes are more likely than not to impair the success of the expansion).

It is possible that the Company’s estimates or assumptions could ultimately be significantly different from actual results. In some cases, the Company may be unsuccessful in obtaining an expansion permit or the Company may determine that an expansion permit that the Company previously thought was probable has become unlikely. To the extent that such estimates, or the assumptions used to make those estimates, prove to be significantly different than actual results, or the belief that the Company will receive an expansion permit changes adversely in a significant manner, the costs of the landfill, including the costs incurred in the pursuit of the expansion, may be subject to impairment testing, as described below, and lower profitability may be experienced due to higher amortization rates, higher capping, closure and post-closure rates, and higher expenses or asset impairments related to the removal of previously included expansion airspace.

The Company periodically evaluates its landfill sites for potential impairment indicators. The Company’s judgments regarding the existence of impairment indicators are based on regulatory factors, market conditions and operational performance of its landfills. Future events could cause the Company to conclude that impairment indicators exist and that its landfill carrying costs are impaired.

Business Combination Accounting

Business Combination Accounting

The Company accounts for business combinations as follows:

● The Company recognizes, separately from goodwill, the identifiable assets acquired and liabilities assumed at their estimated acquisition date fair values. The Company measures and recognizes goodwill as of the acquisition date as the excess of:  (a) the aggregate of the fair value of consideration transferred, the fair value of the noncontrolling interest in the acquiree (if any) and the acquisition date fair value of the Company’s previously held equity interest in the acquiree (if any), over (b) the fair value of assets acquired and liabilities assumed.

● At the acquisition date, the Company measures the fair values of all assets acquired and liabilities assumed that arise from contractual contingencies. The Company measures the fair values of all noncontractual contingencies if, as of the acquisition date, it is more likely than not that the contingency will give rise to an asset or liability.

Finite-Lived Intangible Assets

Finite-Lived Intangible Assets

The amounts assigned to franchise agreements, contracts, customer lists, permits and other agreements are being amortized over the expected term of the related agreements (ranging from 1 to 56 years).  The Company uses an accelerated or straight line basis for amortization, depending on the attributes of the related intangibles.

Goodwill and Indefinite-Lived Intangible Assets

Goodwill and Indefinite-Lived Intangible Assets

The Company acquired indefinite-lived intangible assets in connection with certain of its acquisitions. The amounts assigned to indefinite-lived intangible assets consist of the value of certain perpetual rights to provide solid waste collection and transportation services in specified territories.  The Company measures and recognizes acquired indefinite-lived intangible assets at their estimated acquisition date fair values. Indefinite-lived intangible assets are not amortized. Goodwill represents the excess of:  (a) the aggregate of the fair value of consideration transferred, the fair value of any noncontrolling interest in the acquiree (if any) and the acquisition date fair value of the Company’s previously held equity interest in the acquiree (if any), over (b)  the fair value of assets acquired and liabilities assumed. Goodwill and intangible assets, deemed to have indefinite lives, are subject to annual impairment tests as described below.

Goodwill and indefinite-lived intangible assets are tested for impairment on at least an annual basis in the fourth quarter of the year. In addition, the Company evaluates its reporting units for impairment if events or circumstances change between annual tests indicating a possible impairment. Examples of such events or circumstances include, but are not limited to, the following:

● a significant adverse change in legal factors or in the business climate;

● an adverse action or assessment by a regulator;

● a more likely than not expectation that a segment or a significant portion thereof will be sold;

● the testing for recoverability of a significant asset group within a segment; or

● current period or expected future operating cash flow losses.

As part of the Company’s goodwill impairment test, the Company estimates the fair value of each of its reporting units using discounted cash flow analyses.  The Company’s reporting units consisted of its six geographic solid waste operating segments at December 31, 2022, 2021 and 2020.  The Company compares the fair value of each reporting unit with the carrying value of the net assets assigned to each reporting unit. If the fair value of a reporting unit is greater than the carrying value of the net assets, including goodwill, assigned to the reporting unit, then no impairment results. If the fair value is less than its carrying value, an impairment charge is recorded for the amount by which the carrying value exceeds its fair value, not to exceed the carrying amount of goodwill. In testing indefinite-lived intangible assets for impairment, the Company compares the estimated fair value of each indefinite-lived intangible asset to its carrying value. If the fair value of the indefinite-lived intangible asset is less than its carrying value, an impairment charge would be recorded to earnings in the Company’s Consolidated Statements of Net Income.

During the Company’s annual impairment analysis of its solid waste operations, the Company determined the fair value of each of its six geographic operating segments at December 31, 2022, 2021 and 2020 and each indefinite-lived intangible asset within those segments using discounted cash flow analyses, which require significant assumptions and estimates about the future operations of each reporting unit and the future discrete cash flows related to each indefinite-lived intangible asset. Significant judgments inherent in these analyses include the determination of appropriate discount rates, the amount and timing of expected future cash flows, growth rates and income tax rates. The cash flows employed in the Company’s 2022 discounted cash flow analyses were based on ten-year financial forecasts, which in turn were based on the 2023 annual budget developed internally by management. These forecasts reflect operating profit margins that were consistent with 2022 results and perpetual revenue growth rates of 4.5%. The Company’s discount rate assumptions are based on an assessment of the market participant rate which approximated 7.9%. In assessing the reasonableness of the Company’s determined fair values of its reporting units, the Company evaluates its results against its current market capitalization. The Company did not record an impairment charge to any of its six geographic operating segments as a result of its annual goodwill impairment tests for the years ended December 31, 2022, 2021 or 2020. During the fourth quarter of 2021, the Company recorded an impairment charge of $2,277, which is included in Impairments and other operating items in the Consolidated Statements of Net Income, on certain indefinite-lived intangible assets at two of its E&P sites in its Southern segment. The Company did not record an impairment charge to any of its six geographic operating segments as a result of its indefinite-lived intangible assets impairment tests for the years ended December 31, 2022 or 2020.

Impairments of Property and Equipment and Finite-Lived Intangible Assets

Impairments of Property and Equipment and Finite-Lived Intangible Assets

Property, equipment and finite-lived intangible assets are carried on the Company’s consolidated financial statements based on their cost less accumulated depreciation or amortization. Finite-lived intangible assets consist of long-term franchise agreements, contracts, customer lists, permits and other agreements. The recoverability of these assets is tested whenever events or changes in circumstances indicate that their carrying amount may not be recoverable.

Typical indicators that an asset may be impaired include, but are not limited to, the following:

● a significant adverse change in legal factors or in the business climate;

● an adverse action or assessment by a regulator;

● a more likely than not expectation that a segment or a significant portion thereof will be sold;

● the testing for recoverability of a significant asset group within a segment; or

● current period or expected future operating cash flow losses.

If any of these or other indicators occur, a test of recoverability is performed by comparing the carrying value of the asset or asset group to its undiscounted expected future cash flows. If the carrying value is in excess of the undiscounted expected future cash flows, impairment is measured by comparing the fair value of the asset to its carrying value. Fair value is determined by an internally developed discounted projected cash flow analysis of the asset. Cash flow projections are sometimes based on a group of assets, rather than a single asset. If cash flows cannot be separately and independently identified for a single asset, the Company will determine whether an impairment has occurred for the group of assets for which the projected cash flows can be identified. If the fair value of an asset is determined to be less than the carrying amount of the asset or asset group, an impairment in the amount of the difference is recorded in the period that the impairment indicator occurs. Several impairment indicators are beyond the Company’s control, and whether or not they will occur cannot be predicted with any certainty. Estimating future cash flows requires significant judgment and projections may vary from cash flows eventually realized. There are other considerations for impairments of landfills, as described below.

During the year ended December 31, 2022, the Company did not record any significant impairment charges for finite-lived intangible assets or property and equipment.  During the year ended December 31, 2021, the Company recorded a $16,379 impairment charge, which is included in Impairments and other operating items in the Consolidated Statements of Net Income, for property and equipment and finite-lived intangible assets at three of its E&P waste sites in its Southern segment.

The demand for the Company’s E&P waste services depends on the continued demand for, and production of, oil and natural gas. Crude oil and natural gas prices historically have been volatile. Macroeconomic and geopolitical conditions, including a significant decline in oil prices occurring in 2020 driven by both surplus production and supply, as well as the decrease in demand caused by factors including the COVID-19 pandemic, resulted in decreased levels of oil and natural gas exploration and production activity and a corresponding decrease in demand for the Company’s E&P waste services in 2020.  During the year ended December 31, 2020, total E&P waste revenue declined $112,114, compared to the prior year period, on rig count declines of 56% in certain basins.  The most impacted basins include the Williston Basin in North Dakota, the Eagle Ford Basin in Texas and the Powder River Basin in Wyoming, all of which have relatively high costs associated with drilling, making them less attractive than other basins, including the Permian Basin in Texas and New Mexico.  Additionally, across the industry there was uncertainty regarding future demand for oil and related services, as noted by several energy companies during 2020, many of whom are customers of the Company’s E&P waste services.  These energy companies wrote down the values of their oil and gas assets in anticipation of the potential for the decarbonization of their energy product mix given an increased global focus on reducing greenhouse gases and addressing climate change. Such uncertainty regarding global demand had a significant impact on the investment and operating plans of the Company’s E&P waste customers in the basins where the Company operates.

The decrease in E&P activity, together with market expectations of a likely slow recovery in oil prices, reduced the expected future period cash flows of the Company’s E&P waste services.  Based on these events, the Company concluded that a triggering event occurred which required the Company to perform an impairment test of the property and equipment and intangible assets of its E&P waste services as of June 30, 2020 using July 2020 industry projections for drilling activity by basin as the basis for expectations about future activity.  Based upon the results of the impairment test, the Company concluded that the carrying value exceeded the projected undiscounted cash flows of four E&P waste landfills. The next step was to calculate the fair value of these four landfills using an income approach employing a discounted cash flow (“DCF”) model over the lesser of 40 years or the remaining life of each landfill. Additional key assumptions used in the DCF model included a discount rate of 12% applied to the cash flows, annual revenue projections based on E&P waste resulting from projected levels of oil and natural gas E&P activity during the forecast period at each location, gross margins based on estimated operating expense requirements during the forecast period, estimated capital expenditures over the forecast period and income taxes based on the estimated federal and state income tax rates applicable during the cash flow periods, all of which were classified as Level 3 in the fair value hierarchy. For each of the four landfills, the carrying value exceeded the calculated discounted fair value, resulting in the recording of an impairment charge of $417,384 to Impairments and other operating items in the Consolidated Statements of Net Income during the year ended December 31, 2020.  The four landfills had $0 of intangible assets at June 30, 2020; therefore, no impairment charge was attributable to intangible assets. The impairment charge reduced the carrying value of property and equipment by $417,384.  If the estimated annual cash flows in the DCF model for each asset or asset group tested was changed by 10%, the resulting impairment charge would change by approximately $3,000.

The aforementioned impairment charges were partially offset by a $4,145 adjustment, also recorded during the year ended December 31, 2020, to reduce the fair value of a liability-classified contingent consideration arrangement calculated on future earnings and cash flows associated with the acquisition of an E&P business in 2014.

There are certain indicators listed above that require significant judgment and understanding of the waste industry when applied to landfill development or expansion projects. A regulator or court may deny or overturn a landfill development or landfill expansion permit application before the development or expansion permit is ultimately granted. Management may periodically divert waste from one landfill to another to conserve remaining permitted landfill airspace. Therefore, certain events could occur in the ordinary course of business and not necessarily be considered indicators of impairment due to the unique nature of the waste industry.

Restricted Cash and Restricted Investments

Restricted Cash and Restricted Investments

Restricted cash and restricted investments consist of the following:

	December 31, 2022		December 31, 2021
	Restricted	Restricted	Restricted	Restricted
	Cash	Investments	Cash	Investments
Settlement of insurance claims	$88,360	$—	$52,906	$—
Landfill closure and post-closure obligations	6,890	57,469	12,609	56,289
Other financial assurance requirements	7,477	10,630	6,659	2,725
	$102,727	$68,099	$72,174	$59,014

See Note 12 for further information on restricted cash and restricted investments.

Fair Value of Financial Instruments

Fair Value of Financial Instruments

The Company’s financial instruments consist primarily of cash and equivalents, trade receivables, restricted cash and investments, trade payables, debt instruments, contingent consideration obligations and interest rate swaps. As of December 31, 2022 and 2021, the carrying values of cash and equivalents, trade receivables, restricted cash and investments, trade payables and contingent consideration are considered to be representative of their respective fair values. The carrying values of the Company’s debt instruments, excluding certain notes as listed in the table below, approximate their fair values as of December 31, 2022 and 2021, based on current borrowing rates, current remaining average life to maturity and borrower credit quality for similar types of borrowing arrangements, and are classified as Level 2 within the fair value hierarchy. The carrying values and fair values of the Company’s debt instruments where the carrying values do not approximate their fair values as of December 31, 2022 and 2021, are as follows:

	Carrying Value at		Fair Value (a) at
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
4.25% Senior Notes due 2028	$500,000	$500,000	$470,850	$561,350
3.50% Senior Notes due 2029	$500,000	$500,000	$457,650	$539,500
2.60% Senior Notes due 2030	$600,000	$600,000	$510,540	$610,440
2.20% Senior Notes due 2032	$650,000	$650,000	$514,540	$637,065
3.20% Senior Notes due 2032	$500,000	$—	$429,000	$—
4.20% Senior Notes due 2033	$750,000	$—	$699,450	$—
3.05% Senior Notes due 2050	$500,000	$500,000	$343,300	$496,350
2.95% Senior Notes due 2052	$850,000	$850,000	$561,425	$828,580
(a)	Senior Notes are classified as Level 2 within the fair value hierarchy. Fair value inputs include third-party calculations of the market interest rate of notes with similar ratings in similar industries over the remaining note terms.

For details on the fair value of the Company’s interest rate swaps, restricted cash and investments and contingent consideration, see Note 12.

Derivative Financial Instruments

Derivative Financial Instruments

The Company recognizes all derivatives on the balance sheet at fair value. All of the Company’s derivatives have been designated as cash flow hedges; therefore, the gain or loss on the derivatives will be recognized in accumulated other comprehensive income (loss) (“AOCIL”) and reclassified into earnings in the same period during which the hedged transaction affects earnings and is presented in the same income statement line item as the earnings effect of the hedged item. The Company classifies cash inflows and outflows from derivatives within operating activities on the statement of cash flows.

One of the Company’s objectives for utilizing derivative instruments is to reduce its exposure to fluctuations in cash flows due to changes in the variable interest rates of certain borrowings under the Credit Agreement (defined below). The Company’s strategy to achieve that objective involves entering into interest rate swaps. The interest rate swaps outstanding at December 31, 2022 were specifically designated to the Credit Agreement and accounted for as cash flow hedges.

At December 31, 2022, the Company’s derivative instruments included five interest rate swap agreements as follows:

		Fixed	Variable
	Notional	Interest	Interest Rate		Expiration
Date Entered (b)	Amount	Rate Paid (a)	Received	Effective Date	Date
August 2017	$200,000	2.1230%	1-month Term SOFR	November 2022	October 2025
August 2017	$150,000	1.7720%	1-month Term SOFR	November 2022	February 2023
June 2018	$200,000	2.8480%	1-month Term SOFR	November 2022	October 2025
June 2018	$200,000	2.8284%	1-month Term SOFR	November 2022	October 2025
December 2018	$200,000	2.7715%	1-month Term SOFR	November 2022	July 2027
(a)	Plus applicable margin.
(b)	In October 2022, the Company amended the reference rate in all of its outstanding interest rate swap contracts to replace One-Month LIBOR with One-Month Term SOFR and certain credit spread adjustments. The Company did not record any gains or losses upon the conversion of the reference rates in these interest rate swap contracts, and the Company believes these amendments will not have a material impact on its Consolidated Financial Statements.

On September 28, 2020, the Company terminated four of its interest rate swaps with notional amounts totaling $400,000, which would have expired in January 2021.  As a result of terminating these interest rate swaps, the Company made total cash payments of $853 to the counterparties of the swap agreements.

The fair values of derivative instruments designated as cash flow hedges as of December 31, 2022, were as follows:

Derivatives Designated as Cash	Asset Derivatives		Liability Derivatives
Flow Hedges	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate swaps	Prepaid expenses and other current assets(a)	$17,906	Accrued liabilities	$—
	Other assets, net	13,901
Total derivatives designated as cash flow hedges		$31,807		$—
(a)	Represents the estimated amount of the existing unrealized gains on interest rate swaps as of December 31, 2022 (based on the interest rate yield curve at that date), included in AOCIL expected to be reclassified into pre-tax earnings within the next 12 months. The actual amounts reclassified into earnings are dependent on future movements in interest rates.

The fair values of derivative instruments designated as cash flow hedges as of December 31, 2021, were as follows:

Derivatives Designated as Cash	Asset Derivatives		Liability Derivatives
Flow Hedges	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate swaps	Prepaid expenses and other current assets	$—	Accrued liabilities	$(18,675)
			Other long-term liabilities	(32,406)
Total derivatives designated as cash flow hedges		$—		$(51,081)

The following table summarizes the impact of the Company’s cash flow hedges on the results of operations, comprehensive income (loss) and AOCIL for the years ended December 31, 2022, 2021 and 2020:

Derivatives				Statement of	Amount of (Gain) or Loss Reclassified
Designated as Cash	Amount of Gain or (Loss) Recognized			Net Income	from AOCIL into Earnings,
Flow Hedges	as AOCIL on Derivatives, Net of Tax (a)			Classification	Net of Tax (b)
	Years Ended December 31,				Years Ended December 31,
	2022	2021	2020		2022	2021	2020
Interest rate swaps	$56,107	$17,116	$(47,528)	Interest expense	$4,815	$14,936	$7,187
(a)

In accordance with the derivatives and hedging guidance, the changes in fair values of interest rate swaps have been recorded in equity as a component of AOCIL. As the critical terms of the interest rate swaps match the underlying debt being hedged, all unrealized changes in fair value are recorded in AOCIL.

(b)

Amounts reclassified from AOCIL into earnings related to realized gains and losses on interest rate swaps are recognized when interest payments or receipts occur related to the swap contracts, which correspond to when interest payments are made on the Company’s hedged debt.

See Note 15 for further discussion on the impact of the Company’s hedge accounting to its consolidated comprehensive income (loss) and AOCIL.

Income Taxes

Income Taxes

Deferred tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws that are expected to be in effect when the differences are expected to reverse. The Company records valuation allowances to reduce net deferred tax assets to the amount considered more likely than not to be realized.

The Company is required to evaluate whether the tax positions taken on its income tax returns will more likely than not be sustained upon examination by the appropriate taxing authority. If the Company determines that such tax positions will not be sustained, it records a liability for the related unrecognized tax benefits. The Company classifies its liability for unrecognized tax benefits as a current liability to the extent it anticipates making a payment within one year.

Share-Based Compensation

Share-Based Compensation

Under the 2020 Employee Share Purchase Plan (the “ESPP”), participants will be granted an option to purchase Company common shares on the first business day of each offering period, with such option to be automatically exercised on the last business day of such offering period to purchase a whole number of the Company’s common shares determined by dividing the accumulated payroll deductions in the participant’s notional account on such exercise date by the applicable exercise price. The exercise price is equal to 95% of the closing price of the Company’s common shares on the last day of the relevant offering period; provided, however, that such exercise price will not be less than 85% of the volume weighted average price of the Company’s common shares as reflected on the Toronto Stock Exchange (the “TSX”) over the final five trading days of the offering period.

The fair value of restricted share unit (“RSU”) awards is determined based on the number of RSUs granted and the closing price of the common shares in the capital of the Company adjusted for future dividends. The fair value of deferred share unit (“DSU”) awards is determined based on the number of DSUs granted and the closing price of the common shares in the capital of the Company.

Compensation expense associated with outstanding performance-based restricted share unit (“PSU”) awards is measured using the fair value of the Company’s common shares adjusted for future dividends and is based on the estimated achievement of the established performance criteria at the end of each reporting period until the performance period ends, recognized ratably over the performance period. Compensation expense is only recognized for those awards that the Company expects to vest, which it estimates based upon an assessment of the probability that the performance criteria will be achieved.

All share-based compensation cost is measured at the grant date, based on the estimated fair value of the award adjusted for future dividends, and is recognized on a straight-line basis as expense over the employee’s requisite service period. The Company recognizes gross share compensation expense with actual forfeitures as they occur.

Warrants are valued using the Black-Scholes pricing model with a contractual life of five years, a risk free interest rate based on the 5-year U.S. treasury yield curve and expected volatility. The Company uses the historical volatility of its common shares over a period equivalent to the contractual life of the warrants to estimate the expected volatility. The fair market value of warrants issued to consultants for acquisitions are recorded immediately as share-based compensation expense.

Share-based compensation expense recognized during the years ended December 31, 2022, 2021 and 2020, was $63,485 ($47,503 net of taxes), $58,221 ($43,495 net of taxes) and $45,751 ($34,197 net of taxes), respectively. This share-based compensation expense includes RSUs, PSUs, DSUs, share option and warrant expense. The share-based compensation expense totals include amounts associated with the Progressive Waste share-based compensation plans, continued by the Company following the Progressive Waste acquisition, which allow for the issuance of shares or cash settlement to employees upon vesting. The Company records share-based compensation expense in Selling, general and administrative expenses in the Consolidated Statements of Net Income. The total unrecognized compensation cost at December 31, 2022, related to unvested RSU awards was $73,304 and this future expense will be recognized over the remaining vesting period of the RSU awards, which extends to 2027. The weighted average remaining vesting period of the RSU awards is 1.4 years. The total unrecognized compensation cost at December 31, 2022, related to unvested PSU awards was $18,194 and this future expense will be recognized over the remaining vesting period of the PSU awards, which extends to 2025. The weighted average remaining vesting period of PSU awards is 1.1 years.

Other Share-Based Awards

As of December 31, 2022, 2021 and 2020, the Company had a liability of $8,042, $9,008 and $7,237, respectively, representing the December 31, 2022, 2021 and 2020 fair values, respectively, of outstanding Progressive Waste restricted share units which are expected to be cash settled. All remaining unvested Progressive Waste restricted share units vested during the year ended December 31, 2019.

As of December 31, 2022, 2021 and 2020, the Company had a liability of $3,814, $4,088 and $3,556, respectively, representing the December 31, 2022, 2021 and 2020 fair value, respectively, of outstanding Progressive Waste share-based options which are expected to be cash settled.  All remaining unvested Progressive Waste share-based options were fully vested as of December 31, 2017.

Per Share Information

Per Share Information

Basic net income per share attributable to holders of the Company’s common shares is computed using the weighted average number of common shares outstanding and vested and unissued restricted share units deferred for issuance into the deferred compensation plan. Diluted net income per share attributable to holders of the Company’s common shares is computed using the weighted average number of common and potential common shares outstanding. Potential common shares are excluded from the computation if their effect is anti-dilutive.

Advertising Costs

Advertising Costs

Advertising costs are expensed as incurred. Advertising expense for the years ended December 31, 2022, 2021 and 2020, was $8,335, $7,155 and $4,870, respectively, which is included in Selling, general and administrative expense in the Consolidated Statements of Net Income.

Insurance Liabilities

Insurance Liabilities

As a result of its insurance policies, the Company is effectively self-insured for automobile liability, general liability, employer’s liability, environmental liability, cyber liability, employment practices liability, and directors’ and officers’ liability as well as for employee group health insurance, property and workers’ compensation. The Company’s insurance accruals are based on claims filed and estimates of claims incurred but not reported and are developed by the Company’s management with assistance from its third-party actuary and its third-party claims administrator. The insurance accruals are influenced by the Company’s past claims experience factors and by published industry development factors. At December 31, 2022 and 2021, the Company’s total accrual for self-insured liabilities was $151,379 and $147,757, respectively, which is included in Accrued liabilities in the Consolidated Balance Sheets. For the years ended December 31, 2022, 2021 and 2020, the Company recognized $204,347, $179,250 and $164,099, respectively, of self-

insurance expense which is included in Cost of operations and Selling, general and administrative expense in the Consolidated Statements of Net Income.

Leases

The Company rents certain equipment and facilities under short-term agreements, non-cancelable operating lease agreements and finance leases.  The Company determines if an arrangement is or contains a lease at contract inception. The Company recognizes a right-of-use (“ROU”) asset and a lease liability at the lease commencement date.  The lease liability is initially measured at the present value of the unpaid lease payments at the lease commencement date.

Key estimates and judgments include how the Company determines (1) the discount rate it uses to discount the unpaid lease payments to present value, (2) lease term and (3) lease payments.

The lease guidance requires a lessee to discount its unpaid lease payments using the interest rate implicit in the lease or, if that rate cannot be readily determined, its incremental borrowing rate. Generally, the Company cannot determine the interest rate implicit in the lease because it does not have access to the lessor’s estimated residual value or the amount of the lessor’s deferred initial direct costs.  Therefore, the Company generally uses its incremental borrowing rate as the discount rate for the lease. The Company’s incremental borrowing rate for a lease is the rate of interest it would have to pay on a collateralized basis to borrow an amount equal to the lease payments under similar terms.

The lease term for the Company’s leases includes the noncancelable period of the lease, plus any additional periods covered by either a Company option to extend (or not to terminate) the lease that the Company is reasonably certain to exercise, or an option to extend (or not to terminate) the lease controlled by the lessor.

Lease payments included in the measurement of the lease liability comprise fixed payments or variable lease payments.  The variable lease payments take into account annual changes in the consumer price index and common area maintenance charges, if known.

ROU assets for operating and finance leases are periodically reviewed for impairment losses. The Company uses the long-lived asset impairment guidance in ASC Subtopic 360-10, Property, Plant, and Equipment – Overall, to determine whether an ROU asset is impaired, and if so, the amount of the impairment loss to recognize.  The Company did not recognize an impairment charge for any of its ROU assets during the years ended December 31, 2022, 2021 and 2020.

The Company monitors for events or changes in circumstances that require a reassessment of one of its leases. When a reassessment results in the remeasurement of a lease liability, a corresponding adjustment is made to the carrying amount of the corresponding ROU asset.  The Company did not recognize any significant remeasurements during the years ended December 31, 2022, 2021 and 2020.

The Company has elected not to recognize ROU assets and lease liabilities for short-term leases that have a lease term of less than 12 months. The Company has elected to apply the short-term lease recognition and measurement exemption allowed for in the lease accounting standard.  The Company recognizes the lease payments associated with its short-term leases as an expense on a straight-line basis over the lease term.